 Exhibit 99.1

CLARIVATE REDUCES BOARD SIZE, ENHANCING CORPORATE GOVERNANCE

LONDON – December 20, 2022 – Clarivate Plc (NYSE: CLVT) today announced that, to further enhance the Company’s governance profile, it has decreased the size of its Board of Directors from 14 to 11 members. Three directors, Balakrishnan S. Iyer, Kosty Gilis and Roxane White, have voluntarily agreed to resign, effective immediately.

Following these changes to the Board, 10 of its 11 directors are independent and 5 of its members, or 45%, are female or racially diverse.

Andrew Snyder, Chair of the Clarivate Board, said, “Our decision to reduce the size of the Board reflects our commitment to operating consistent with best practices in corporate governance. We believe having a smaller Board will improve efficiency and decision-making as we focus on driving long-term profitable growth and enhancing value for shareholders. Our continuing directors bring diverse and deep experience in technology, information services, corporate finance, M&A and human resources.”

Mr. Snyder added, “We thank Bala, Kosty and Roxane for their service and many contributions to the Company. They have been valued leaders and advisors as the Company entered the public markets and completed large acquisitions that tripled Clarivate’s size and transformed the Company into a global leader in data, information and workflow solutions.”

Clarivate’s continuing Board members include Mr. Snyder, Valeria Alberola, Michael J. Angelakis, Usama N. Cortas, Adam T. Levyn, Anthony Munk, Jane Okun Bomba, Dr. Wendell Pritchett, Richard W. Roedel and Sheryl von Blucher, along with Jonathan Gear, Clarivate’s Chief Executive Officer.

About Clarivate

Clarivate™ is a global leader in providing solutions to accelerate the pace of innovation. Our bold mission is to help customers solve some of the world's most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of Academia & Government, Life Sciences & Healthcare, Professional Services and Consumer Goods, Manufacturing & Technology. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise. For more information, please visit clarivate.com.

Forward-Looking Statements

This communication contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management's current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like "aim," "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "forecast," "future," "goal," "intend," "likely," "may," "might," "plan," "potential," "predict," "project," "see," "seek," "should," "strategy," "strive," "target," "will," and "would" and similar expressions, and variations or negatives of these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption "Risk Factors" in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission ("SEC"). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

Investor Contact

Mark Donohue, IRC
Vice President, Investor Relations
investor.relations@clarivate.com

Media Contact
Tabita Andersson
Vice President, Communications
newsroom@clarivate.com